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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) April 19, 1999


                         SOUTHERN MICHIGAN BANCORP, INC.
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                         (Name of Issuer in its charter)

         Michigan                                      38-2407501
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

P.O. Box 309
51 W. Pearl St, Coldwater, MI                         49036-1995
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(Address of principal executive offices)              (Zip Code)

Issuer's telephone number, (517) 279-5500
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                                       N/A
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(Former name of former address, if changed since last report)




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ITEM 5.  OTHER MATTERS

Registrant announced the adoption of a Stock Repurchase Program by its Board of Directors. Under the terms of the Plan Registrant will repurchase up to a maximum amount of 5% of its outstanding shares of common stock over a one year period beginning today under a limited stock repurchase plan.

The stock repurchase plan authorizes the Company to make repurchases from time to time in the open market or in privately negotiated transactions. Repurchased common shares will be used to meet the Company's requirements for future stock splits and stock dividends, as well as other general corporate purposes.


ITEM 7.  EXHIBITS.

Copy of Registrant's Press Release

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                    Southern Michigan Bancorp, Inc.


Dated: May 21, 1999                 /s/ James T. Grohalski
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                                    By:  James T. Grohalski
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                                    Its: President & Chief Executive Officer
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                                 Exhibit Index
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EXHIBIT NO.         DESCRIPTION
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   99.1             Registrant's Press Release
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